Exhibit 10.30
FIRST MODIFICATION AND RATIFICATION OF GUARANTIES
THIS FIRST MODIFICATION AND RATIFICATION of GUARANTIES (this “First Modification”) is made as of the 24th day of December 2009, by and among MORGANS GROUP LLC, a Delaware limited liability company, having an address at 475 Tenth Avenue, New York, New York 10018, Attention: Marc Gordon, Chief Investment Officer (“Morgans Guarantor”), DLJ MB IV HRH, LLC, a Delaware limited liability company, having an address c/o DLJ Merchant Banking Partners, 11 Madison Avenue, New York, New York 10010, Attention: Ryan Sprott (“DLJ Guarantor”; and collectively with Morgans Guarantor, each, individually, a “Guarantor”, and collectively, “Guarantors”), and BROOKFIELD FINANCIAL, LLC — SERIES B, a Delaware limited liability company, having an address at c/o Brookfield Real Estate Financial Partners LLC, Three World Financial Center, 200 Vesey Street, 11th Floor, New York, New York 10281 (as successor in interest to Column Financial, Inc. under the Loan (as defined below), and together with its successors and assigns, “Lender”).
RECITALS:
A. Pursuant to that certain First Mezzanine Loan Agreement, dated as of November 6, 2007, by and among HRHH Gaming Senior Mezz, LLC and HRHH JV Senior Mezz, LLC (collectively, “Borrowers”) and Lender (the “Original Loan Agreement”), Lender made a loan (the “Original Loan”) to Borrowers in the original principal sum of Two Hundred Million and 00/100 Dollars ($200,000,000.00).
B. The Original Loan is evidenced by that certain First Mezzanine Promissory Note, dated as of November 6, 2007, made by Borrowers in favor of Lender (the “Original Note”), and is secured by, among other things that certain First Mezzanine Pledge and Security Agreement, dated as of November 6, 2007, made by Borrowers to Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Original Pledge Agreement”), as security for the Original Loan.
C. In connection with the making of the Original Loan to Borrowers, Guarantors executed and delivered to Lender the following documents: (i) that certain First Mezzanine Closing Guaranty of Completion, dated as of November 6, 2007, made by Guarantors in favor of Lender (the “Original Completion Guaranty”), (ii) that certain First Mezzanine Guaranty Agreement (Non-Qualified Mandatory Prepayment), dated as of November 6, 2007, made by Guarantors in favor of Lender (the “Non-Qualified Prepayment Guaranty”), and (iii) that certain First Mezzanine Guaranty Agreement, dated as of November 6, 2007, made by Guarantors in favor of Lender (the “Original Non-Recourse Guaranty”).
D. On May 30, 2008, as additional security for the Original Loan, Guarantors executed and delivered to Lender that certain First Mezzanine Construction Guaranty of Completion (the “Original Construction Guaranty,” and together with the Original Completion Guaranty and the Original Non-Recourse Guaranty, the “Original Guaranties”).
E. On August 1, 2008, Borrower prepaid a portion of the Original Loan with the Release Parcel Release Price (as defined in the First Amended and Restated Loan Agreement (as defined below)), resulting in an Outstanding Principal Balance (as defined in the First Amended and Restated Loan Agreement) of $177,956,341.32.

F. On the date hereof, Borrowers and Lender are entering into that certain First Amended and Restated Loan Agreement (as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time, the “First Amended and Restated Loan Agreement”), which amends and restates the Original Loan Agreement in its entirety and modifies the Original Loan to, among other things, grant additional extension options to Borrowers (the “Loan Modification”; the Original Loan, as modified by the Loan Modification, the “Loan”);
G. In connection with the Loan Modification, Borrowers and Lender are, as of the date hereof, executing and delivering, among other things, (i) the First Amended and Restated Loan Agreement, (ii) that certain Omnibus Amendment of Loan Documents (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Omnibus Amendment”), (iii) that certain Amended and Restated First Mezzanine Promissory Note of even date herewith in the principal amount of Two Hundred Million and No/100 Dollars ($200,000,000.00) made by Borrowers in favor of Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Amended and Restated Note”), and (iv) that certain Ratification of Pledge and Security Agreement made by Borrowers in favor of Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Ratification of Pledge Agreement”; the Original Pledge Agreement, as ratified by the Ratification of Pledge Agreement, the “Pledge Agreement”).
H. As of the date hereof, Lender has acknowledged and agreed that the Non-Qualified Prepayment Guaranty has been terminated and is of no further force or effect pursuant to that certain First Mezzanine Release of Guaranty Agreement (Non-Qualified Mandatory Prepayment), dated as of the date hereof, by and among Lender and Guarantors.
I. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the First Amended and Restated Loan Agreement.
J. In connection with the Loan Modification, (i) Lender and Guarantors desire to modify the Original Guaranties, and (ii) Lender has requested that Guarantors ratify the terms and conditions of the Original Guaranties as hereinafter set forth.
NOW, THEREFORE, for ten dollars ($10) and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantors and Lender hereby agree as follows:
1. Modifications to Definitions Generally. Guarantors and Lender hereby agree that all references to the following defined terms contained in any of the Original Guaranties are hereby modified as follows:
(a) Note. All references to “the Note” shall be deemed to refer to the Amended and Restated Note.

(b) Loan Agreement. All references to the “Loan Agreement” shall mean the First Amended and Restated Loan Agreement as defined herein.
(c) Individual Loan Documents. All references to any other Loan Document not specifically referred to above shall mean such Loan Document as modified by the Omnibus Amendment and the First HRHI Modification Agreement, as applicable, and as the same may hereafter be amended, restated, replaced, supplemented or otherwise modified from time to time.
(d) Loan Documents. All references to the “Loan Documents” shall mean the Loan Documents as modified by the Omnibus Amendment and the First HRHI Modification Agreement, as applicable, and as the same may hereafter be amended, restated, replaced, supplemented or otherwise modified from time to time.
2. Specific Modifications to Original Non-Recourse Guaranty. Without limiting the general modifications to the Loan Documents referred to above, Lender and Guarantors hereby agree to the following additional modifications of the Original Non-Recourse Guaranty:
(a) Section 1.2(a)(iv) of the Original Non-Recourse Guaranty is hereby deleted in its entirety and replaced with the following:
“the misappropriation or conversion by any Loan Party, by any Person Controlled by any Loan Party, including, without limitation, any Affiliated Manager, a Liquor Manager who is an Affiliate of any Loan Party or a Gaming Operator who is an Affiliate of any Loan Party, by any agent of any Loan Party, or by any other Person with whom any Loan Party shall collude or cooperate, of (A) any Insurance Proceeds paid by reason of any Casualty, to the extent so misappropriated or converted; (B) any Awards received in connection with a Condemnation, to the extent so misappropriated or converted; (C) any Rents or other Gross Income from Operations not delivered to Lender following and during the continuance of an Event of Default and not otherwise used to pay actual, customary Operating Expenses, including, without limitation, (I) any income, proceeds or other amounts received by any Loan Party under the Casino Component Lease, and/or (II) without duplication of the foregoing clause (I), any income, proceeds or revenue generated from gaming activities at any Property, in each of the foregoing instances, to the extent so misappropriated or converted; (D) any Rents paid more than one (1) month in advance in violation of the Loan Agreement or the other Loan Documents, to the extent so misappropriated or converted; and/or (E) any security deposits, to the extent so misappropriated or converted;”.
(b) Section 1.2(a)(x) of the Original Non-Recourse Guaranty is hereby modified by adding the following words at the end of such Section:
“(provided that a Transfer to Lender or any Mezzanine Lender in connection with a foreclosure, an assignment in lieu of foreclosure, or other consensual Transfer to Lender or any Mezzanine Lender shall in no event give rise to any liability under this clause 1.2(a)(x) and provided further, that any such Transfer to Lender or any Mezzanine Lender shall not limit or waive any other liability of the Borrowers or any Guarantor under the other provisions of this Guaranty)”.

(c) Section 1.2(a)(xi) of the Original Non-Recourse Guaranty is hereby deleted in its entirety and replaced with the following:
“the occurrence of an Event of Default under Section 8.1(a)(xvii)(A) of the Loan Agreement,”.
(d) Section 1.2(a)(xii) of the Original Non-Recourse Guaranty is hereby deleted in its entirety.
(e) Section 1.2(a)(xiii) of the Original Non-Recourse Guaranty is hereby deleted in its entirety and replaced with the following:
“if HRHI shall fail to provide Assigned Employees for the operation of gaming activities at the Hotel/Casino Property as and to the extent required pursuant to Section 3 of the First HRHI Modification Agreement;”.
(f) Section 1.2(a)(xiv) of the Original Non-Recourse Guaranty is hereby deleted in its entirety and replaced with the following:
“if Gaming Borrower shall fail to provide gaming operation services for the Hotel/Casino Property following an Event of Default, a foreclosure of the Mortgage or a deed in lieu of foreclosure, as and to the extent required pursuant to Section 12.1(e) of the Loan Agreement;”
(g) Section 1.2(a)(xv) of the Original Non-Recourse Guaranty is hereby modified by adding the words “or a deed in lieu of foreclosure” after the words “following an Event of Default or a foreclosure of the Mortgage” therein.
(h) Section 1.2(a)(xviii) of the Original Non-Recourse Guaranty is hereby deleted in its entirety and replaced with the following:
“as a result of Adjacent Borrower selling or attempting to sell any Partial Release Parcel (including, without limitation, the sale of approximately 11.1 acres that occurred on August 1, 2008, regardless of whether such property meets the definition of a “Partial Release Parcel” under the Loan Agreement) in accordance with the procedures set forth in Section 2.5.1(f) of the Mortgage Loan Agreement, rather than pursuant to a customary direct deed transfer, including, without limitation, (A) the imposition of any tax (including interest and penalties) provided in NRS §§375.020 and 375.023, (B) in connection with any Bankruptcy Action filed by or against any Subsidiary Transferee prior to or following the consummation of such sale, and/or (C) in connection with any delay in accomplishing any of the steps identified in said Section 2.5.1(f) of the Mortgage Loan Agreement;”
(i) Section 1.2(c) of the Original Non-Recourse Guaranty is hereby deleted in its entirety.
(j) Exhibit A to the Original Non-Recourse Guaranty is hereby deleted in its entirety and replaced with Schedule 1 attached hereto and made a part hereof.

3. Specific Modifications to Completion Guaranty. Without limiting the general modifications to the Loan Documents referred to above, Lender and Guarantors hereby agree to the following additional modifications of the Original Completion Guaranty:
(a) Section 1.1(b) of the Original Completion Guaranty is hereby deleted in its entirety.
(b) The last paragraph of Section 1.1 of the Original Completion Guaranty is hereby deleted in its entirety and replaced with the following:
“The obligations and liabilities set forth in the foregoing Section 1.1(a) are collectively referred to herein as the “Guaranteed Obligations”; provided, however, that in no event shall the aggregate obligations and liabilities of Guarantors under this Guaranty and the Other Guaranties exceed the Guaranteed Obligations; and the completion obligations with respect to completion of any Initial Renovations Project shall be referred herein as the “Guaranteed Work”. Each Guarantor hereby acknowledges having received, reviewed and approved a true and complete copy of the Loan Agreement and the Mortgage Loan Agreement. Each Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as a primary obligor and not merely as a surety.”
(c) Section 6.3 of the Original Completion Guaranty is hereby deleted in its entirety and replaced with the following:
“6.3 Governing Law; Submission to Jurisdiction. This Guaranty shall be governed in accordance with the terms and provisions of Section 10.3 of the Loan Agreement.”
(d) Exhibits A-1 and A-2 to the Original Completion Guaranty are hereby deleted in their entirety and replaced with Schedule 2 and 3 attached hereto, respectively, and made a part hereof.
(e) Exhibit B to the Original Completion Guaranty is hereby deleted in its entirety and replaced with Schedule 1 attached hereto and made a part hereof.
4. Specific Modifications to Construction Guaranty. Without limiting the general modifications to the Loan Documents referred to above, Lender and Guarantors hereby agree to the following additional modifications of the Original Construction Guaranty:
(a) Section 1.1(c) of the Original Construction Guaranty is hereby deleted in its entirety.

(b) The last paragraph of Section 1.1 of the Original Construction Guaranty is hereby deleted in its entirety and replaced with the following:
“The obligations and liabilities set forth in the foregoing Sections 1.1(a), as limited pursuant to the foregoing Section 1.1(b), are collectively referred to herein as the “Guaranteed Obligations”; provided, however, that in no event shall the aggregate obligations and liabilities of Guarantors under this Guaranty and the Other Guaranties exceed the Guaranteed Obligations; and the completion obligations with respect to completion of the Project shall be referred herein as the “Guaranteed Work”. Each Guarantor hereby acknowledges having received, reviewed and approved a true and complete copy of the Loan Agreement and the Mortgage Loan Agreement. Each Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as a primary obligor and not merely as a surety.”
(c) Section 6.3 of the Original Construction Guaranty is hereby deleted in its entirety and replaced with the following:
“6.3 Governing Law; Submission to Jurisdiction. This Guaranty shall be governed in accordance with the terms and provisions of Section 10.3 of the Loan Agreement.”
(d) Exhibits A-1 and A-2 to the Original Construction Guaranty are hereby deleted in their entirety and replaced with Schedules 2 and 3 attached hereto, respectively, and made a part hereof.
(e) Exhibit B to the Original Construction Guaranty is hereby deleted in its entirety and replaced with Schedule 1 attached hereto and made a part hereof.
5. Ratification of Guaranties. Each Guarantor hereby (a) ratifies the terms and conditions of each of the Original Guaranties, as modified by this First Modification, and its obligations thereunder, (b) represents and warrants that, as of the date hereof, the representations and warranties made by it in the Original Guaranties, as modified by this First Modification, are true, complete and accurate as of the date hereof (or, if any such representation or warranty speaks of a particular date, as of such date), and (c) restates and remakes, as of the date hereof for the benefit of Lender each and every such representation and warranty. Each Guarantor hereby represents and warrants that, as of the date hereof, it is in compliance with all covenants binding on it as set forth in the Original Guaranties, as modified by this First Modification.
6. Mortgage Loan Amendment. Lender hereby acknowledges and consents to the terms and provisions of that certain Second Modification and Ratification of Guaranties, dated as of the date hereof, by and between Guarantor and Mortgage Lender (the “Mortgage Loan Document Modification”), pursuant to which certain terms and provisions of the Mortgage Loan Documents were modified. To the extent any of the Loan Documents incorporate such terms and provisions of the Mortgage Loan Documents by reference, such Loan Documents shall be deemed to incorporate such terms and provisions as modified by the Mortgage Loan Document Modification. Any references in the Original Guaranties to the Mortgage Loan Documents shall mean such mortgage loan document(s) as modified by the Mortgage Loan Document Modification.

7. Miscellaneous.
(a) Recitals. The Recitals at the beginning of this First Modification are hereby incorporated into, and made a part of, the substantive provisions of this First Modification.
(b) Governing Law. This First Modification shall be governed in accordance with the terms and provisions of Section 10.3 of the First Amended and Restated Loan Agreement.
(c) Successors and Assigns. The covenants, conditions and agreements contained in this First Modification shall be binding upon, and shall inure to the benefit of, Lender and Guarantors and their respective successors and assigns; provided, however, that no Guarantor shall assign this First Modification except as expressly permitted under the Original Guaranties and the First Amended and Restated Loan Agreement, and any assignment made otherwise shall be void.
(d) Construction. Guarantors agree that they and their counsel have had ample opportunity to review this First Modification and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this First Modification.
(e) Severability. In the event that any one or more of the provisions of this First Modification shall be determined to be void or unenforceable by a court of competent jurisdiction or by law, such determination will not render this First Modification invalid or unenforceable, and the remaining provisions hereof shall remain in full force and effect.
(f) Section Headings. The section headings in this First Modification are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.
(g) Amendments; Waivers. This First Modification may not be amended or modified, and no provision of this First Modification may be waived, except, in each instance, pursuant to a written instrument signed by Lender and Guarantors.
(h) No Amendment; Conflicts. Except as expressly set forth herein, nothing contained in this First Modification shall be construed to amend, modify, alter, change or supersede the terms and provisions of the First Amended and Restated Loan Agreement or any of the other Loan Documents. In the event of any conflict between the terms hereof and the terms of the First Amended and Restated Loan Agreement, the terms of the First Amended and Restated Loan Agreement shall govern.
(i) Full Force and Effect. Except as and to the extent modified by this First Modification, the Original Guaranties remain unmodified and in full force and effect.

(j) Exculpation. The provisions of Section 9.4 of the First Amended and Restated Loan Agreement are hereby incorporated by reference into this First Modification to the same extent and with the same force as if fully set forth herein.
(k) Counterparts. Any number of counterparts of this First Modification may be executed. Each counterpart will be deemed to be an original instrument and all counterparts taken together will constitute one agreement.
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IN WITNESS WHEREOF, this First Modification and Ratification of Guaranties has been executed by Lender and Guarantors as of the date first above written.

MORGANS GUARANTOR:

MORGANS GROUP LLC,
a Delaware limited liability company

	By:	Morgans Hotel Group Co., a Delaware
corporation, its managing member

By:

Name: Richard Szymanski
Title: Chief Financial Officer and Secretary

DLJ GUARANTOR:

DLJ MB IV HRH, LLC,
a Delaware limited liability company

By:

Name: Ryan Sprott
Title: Authorized Signatory

LENDER:

BROOKFIELD FINANCIAL, LLC — SERIES B,
a Delaware limited liability company

By:	/s/ Theresa A. Hoyt

Name: Theresa A. Hoyt
Title: Vice President
First Modification and Ratification of Guaranties — 1st Mezz

SCHEDULE 1
First Modification and Ratification of Guaranties — 1st Mezz

SCHEDULE 2

LEGAL DESCRIPTION–HOTEL PARCEL

SCHEDULE 3

LEGAL DESCRIPTION–ADJACENT PARCEL